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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                            -------------------------

                                    FORM 8-K
                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported) April 29, 2002


                           AMF BOWLING WORLDWIDE, INC.
             (Exact name of registrant as specified in its charter)


         Delaware                     001-12131               13-3873272
(State or other jurisdiction        (Commission             (IRS Employer
     of incorporation)              File Number)          Identification No.)


                    8100 AMF Drive, Richmond, Virginia 23111
               (Address of principal executive offices) (Zip Code)

               Registrant's telephone number, including area code:
                                 (804) 730-4000


                                       N/A

                                       ---
          (Former name or former address, if changed since last report)

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Item 5.  Other Events and Regulation FD Disclosure

         On February 1, 2002, the United States Bankruptcy Court for the Eastern District of Virginia, Richmond Division, confirmed the Registrant's Second Amended Second Modified Joint Plan of Reorganization (the "Plan"). The Plan became effective on March 8, 2002, at which time the Registrant issued 9,250,000 shares of its new common stock and $150,000,000 aggregate principal amount of 13.00% Senior Subordinated Notes due 2008 and distributed $286,700,000 in cash to its former secured creditors under the Registrant's prepetition credit agreement in full satisfaction of their claims.

         On April 29, 2002, pursuant to the Plan, the Registrant made the first and final distribution of new securities under the Plan to holders of the 10 7/8% Series B Senior Subordinated Notes due 2006 and the 12 1/4% Series B Senior Subordinated Discount Notes due 2006 issued by the Registrant prepetition (collectively, the "Prepetition Bonds") in full satisfaction of all claims held under the Prepetition Bonds. With respect to the Prepetition Bonds, the Registrant issued through the Depository Trust Company 705,515 shares of its common stock, 1,660,036 Series A Warrants, and 1,621,874 Series B Warrants. For terms of the Series A and Series B Warrants, please see the Registrant's Annual Report on Form 10-K for the fiscal year ended December 31, 2001 (File No. 0001-12131). This distribution represents approximately ninety-four percent (94%) of each type of the new securities allocated under the Plan for issuance to holders of prepetition, unsecured claims against the Registrant. The total number of each new security type which was allocated under the Plan to holders of prepetition, unsecured claims was 750,000 shares of new common stock, 1,764,706 new Series A Warrants, and 1,724,138 new Series B Warrants. Holders of claims under the Prepetition Bonds will receive no further distributions under the Plan. The remaining approximately six percent (6%) of each type of the new securities allocated under the Plan to holders of prepetition, unsecured claims against the Registrant (i.e., 44,485 shares of new common stock, 104,670 new Series A Warrants, and 102,264 new Series B Warrants) will be distributed in the future to other prepetition, unsecured claims and holders of uninsured, prepetition tort claims, in accordance with the Plan.

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  May 10, 2002                 AMF BOWLING WORLDWIDE, INC.

                                    By: /s/ Christopher F. Caesar
                                       ---------------------------------
                                       Christopher F. Caesar
                                       Senior Vice President,
                                       Chief Financial Officer and Treasurer